UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 9, 2005

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other	(Commission	(IRS Employer
jurisdiction of)	File Number)	Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania	19102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On May 9, 2005, Mark R. McCollom, Sovereign Bank’s Chief Financial Officer, will present at the UBS Global Financial Services Conference held in New York City.

     Mr. McCollom’s presentation, attached as Exhibit 99.1 hereto, is incorporated herein by reference, and is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits. The following exhibit is furnished herewith:

     99.1 UBS Global Financial Services Conference Presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: May 9, 2005	/s/ James D. Hogan
James D. Hogan
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	UBS Global Financial Services Conference Presentation